UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2007

RAZOR RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51973

(Commission File Number)

N/A

(IRS Employer Identification No.)

P.O. Box 27581, 650 West 41st Ave., Vancouver, British Columbia, Canada, V5Z 4M4

(Address of principal executive offices and Zip Code)

604-267-0111

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 27, 2007, Bing Wong resigned as president of our company and Jordan Welsh was appointed president.

Effective December 4, 2007, Rong Xin Yang resigned as secretary, treasurer and a director of our company and Jordan Welsh was appointed secretary and treasurer.

Our board of directors now consists of Bing Wong and Jordan Welsh.

There are no family relationships between any of our directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAZOR RESOURCES INC.

/s/ Jordan Welsh

Jordan Welsh, President

Date: December 13, 2007

CW1576118.1